UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

Form 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

_______________________

INNOSPEC INC.

(Exact name of registrant as specified in its charter)

____________________

Commission File Number: 1-13879

Delaware		98-0181725
(State or other jurisdiction of incorporation)	8310 South Valley Highway Suite 350 Englewood, Colorado, 80112	(IRS Employer Identification No.)
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code): (303)792-5554

Not Applicable
(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IOSP	NASDAQ

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 2, 2026, the Board of Directors (“Board”) of Innospec Inc. (the “Company”), in accordance with the Amended and Restated By-Laws of the Company (i) increased the number of directors of the Company from seven (7) to eight (8), and (ii) appointed Shelley Bausch to serve as a Class II director of the Company starting as of July 1, 2026, and until the 2027 annual meeting of stockholders of the Company or until her successor is duly elected and qualified. Ms. Bausch was also appointed to serve on the Company’s Audit Committee as of July 1, 2026.

Ms. Bausch will participate in the standard compensation plan for non-employee directors which includes an annual cash retainer of $100,000, paid quarterly and an additional annual retainer of $5,000, paid quarterly, for serving as an Audit Committee member. Ms. Bausch will also be eligible to receive an annual grant of equity under the Innospec Inc. Long-Term Incentive Omnibus Plan in February of each year, with an expected grant date value of $125,000 based on the closing price of the Company’s stock on the date prior to the grant date. In February 2025, such awards were granted in the form of restricted stock units that vest in full three years after the grant date. As a non-employee director, she may also receive an additional daily fee of $2,000 for additional days provided at the specific request of the CEO.

There is no arrangement or understanding pursuant to which Ms. Bausch was selected as a director, and neither Ms. Bausch nor any member of her immediate family has had (or proposes to have) a direct or indirect interest in any transaction in which the Company or any of its subsidiaries was (or proposes to be) a participant, that would be required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOSPEC INC.

Date:	June 4, 2026	By:	/s/ David B. Jones
David B. Jones Senior Vice President, General Counsel and Chief Compliance Officer